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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

                              EXCHANGE ACT OF 1934

                           MAY 18, 2006 (MAY 12, 2006)
                Date of Report (Date of earliest event reported)

                                PITNEY BOWES INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                         1-3579                06-0495050
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                               WORLD HEADQUARTERS

                                 1 ELMCROFT ROAD

                        STAMFORD, CONNECTICUT 06926-0700

                    (Address of principal executive offices)

                                 (203) 356-5000
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 16, 2006, Pitney Bowes Inc. ("Pitney Bowes") entered into a Stock Purchase Agreement (the "Agreement") with JCC Management LLC, an affiliate of Cerberus Capital Management L.P. (the "Purchaser"), in connection with the sale of its Capital Services external financing business. Pursuant to the Agreement, the Purchaser will purchase all of the outstanding shares of Pitney Bowes Credit Corporation, a wholly-owned subsidiary of Pitney Bowes ("PBCC") for approximately $766 million.

The transaction is subject to certain specified closing conditions. In addition, Pitney Bowes has agreed that it will transfer the internal financing assets of PBCC (which are not part of the contemplated sale) to other Pitney Bowes entities. In the event that the closing of the transaction has not occurred by July 14, 2006 both parties have a right to terminate the Agreement on that date, provided that if the transfer of the internal financing assets of PBCC has not been completed by that date, the termination date will, at the option of Pitney Bowes, be extended until August 28, 2006.

The Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The description of the Agreement contained herein is qualified in its entirety by reference to the Agreement.

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ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On May 12, 2006, PBCC provided a notice of termination of the Subscription Agreement entered into on March 31, 2005 with an affiliate of Cerberus Capital Management, L.P. in connection with the previously proposed spin-off of its Capital Services external financing business. This notification was provided to facilitate the sale of the Capital Services external financing business, as disclosed under Item 1.01 of this form 8-K.

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ITEM 2.05.     COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

On May 16, 2006, Pitney Bowes signed a definitive agreement with an affiliate of Cerberus Capital Management, L.P. for the sale of its Capital Services external financing business. The transaction is expected to close within 90 days subject to customary conditions.

Separately, Pitney Bowes also reached a tentative settlement with the Internal Revenue Service on all outstanding tax audit issues currently in dispute, most of which are related to the Capital Services external financing business. Pitney Bowes expects to reach a final settlement with the IRS within 45 days.

As a result of the sale of its Capital Services external financing business and the settlement of outstanding tax issues, Pitney Bowes estimates that it will incur an after-tax charge in discontinued operations of about $480 million, and a charge of about $20 million in continuing operations.

The total estimated after-tax charge consists of the following:

        o   A loss on the sale of Capital Services of about $425 million.

        o Transaction expenses related to the sale of Capital Services of about $15 million.

        o Additional tax reserves related to the tentative settlement of outstanding tax issues of about $60 million.

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ITEM 7.01. REGULATION FD DISCLOSURE

As noted in its press release dated May 17, 2006, Pitney Bowes will account for the Capital Services external financing business in discontinued operations beginning in the second quarter of 2006.

Accordingly, Pitney Bowes' earnings per share from continuing operations for 2005 and expected earnings for 2006 are estimated to be as follows:

-------------------------------------- -------------------- --------------------

                                              2005                  2006
-------------------------------------- -------------------- --------------------

ADJUSTED EPS - CONTINUING OPERATIONS          $2.46            $2.64 to $2.72
-------------------------------------- -------------------- --------------------

RESTRUCTURING                                ($0.16)          ($0.05 to $0.10)
-------------------------------------- -------------------- --------------------

FOUNDATION CONTRIBUTIONS                     ($0.03)                N/A
-------------------------------------- -------------------- --------------------

TAX RESERVE INCREASE                         ($0.24)              ($0.09)
-------------------------------------- -------------------- --------------------

GAAP EPS - CONTINUING OPERATIONS              $2.03            $2.45 to $2.58
-------------------------------------- -------------------- --------------------


Capital Services contributed approximately $125 million to revenue in 2005. For the full year 2006, Pitney Bowes is maintaining its previous guidance for revenue growth of 5 to 7 percent.

The press release dated May 17, 2006 is attached hereto as Exhibit 99.1 and incorporated herein by reference.



ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits

        10.1 Stock Purchase Agreement, dated as of May 16, 2006, among Pitney Bowes Inc., JCC Management LLC and Pitney Bowes Credit Corporation (for the purposes of Section 10.07 thereof only)

        99.1    Press release of Pitney Bowes Inc. dated May 17, 2006

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     PITNEY BOWES INC.

May 18, 2006

                                     /s/ B.P. Nolop
                                     -----------------------------------------
                                     B.P. Nolop

                                     Executive Vice President and
                                     Chief Financial Officer
                                     (Principal Financial Officer)


                                     /s/ S.J. Green
                                     -----------------------------------------
                                     S.J. Green

                                     Vice President - Finance and
                                     Chief Accounting Officer
                                     (Principal Accounting Officer)

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